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                                                                    Exhibit 21

                               Subsidiary List
                      List of Subsidiaries of AT&T Corp.
                                 As of 3/1/04

                                                               Jurisdiction of
                                                                Incorporation
                                                                -------------
ACC Corp.................................................         Delaware
Alascom, Inc.............................................         Alaska
AT&T Capital Holdings, Inc. .............................         Delaware
AT&T Credit Holdings, Inc. ..............................         Delaware
AT&T Communications, Inc.................................         Delaware
AT&T Communications of California, Inc...................         California
AT&T Communications of Delaware, LLC.....................         Delaware
AT&T Communications of Hawaii, Inc.......................         Hawaii
AT&T Communications of Illinois, Inc.....................         Illinois
AT&T Communications of Indiana, Inc......................         Indiana
AT&T Communications of Maryland, LLC.....................         Delaware
AT&T Communications of Michigan, Inc.....................         Michigan
AT&T Communications of the Midwest, Inc..................         Iowa
AT&T Communications of the Mountain States, Inc..........         Colorado
AT&T Communications of Nevada, Inc.......................         Nevada
AT&T Communications of New England, Inc..................         New York
AT&T Communications of New Hampshire, Inc................         New Hampshire
AT&T New Jersey Holdings, LLC............................         Delaware
AT&T Communications of New York, Inc.....................         New York
AT&T Communications of Ohio, Inc.........................         Ohio
AT&T Communications of the Pacific Northwest, Inc........         Washington
AT&T Communications of Pennsylvania, LLC.................         Delaware
AT&T Communications of the South Central States, LLC.....         Delaware
AT&T Communications of the Southern States, LLC..........         Delaware
AT&T Communications of the Southwest, Inc................         Delaware
AT&T Communications of Virginia, LLC.....................         Virginia
AT&T Communications of Washington D.C., LLC..............         Delaware
AT&T Communications of West Virginia, Inc................         West Virginia
AT&T Communications Holdings of Wisconsin, LLC...........         Delaware
AT&T Communications Services International Inc...........         Delaware
AT&T Global Communications Services Inc..................         Delaware
AT&T Communications Services of Jamaica LLC..............         Delaware
AT&T Solutions Inc.......................................         Delaware
AT&T Global Network Services Group LLC...................         Delaware
AT&T of Puerto Rico, Inc.................................         New York
AT&T of the Virgin Islands, Inc..........................         Delaware
Cuban American Telephone & Telegraph Company ............         Cuba
Global Card Holdings Inc.................................         Delaware
Teleport Communications Group Inc........................         Delaware